UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2024

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue
Second Floor
Westport,
CT
06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203)
221-1703

Check the appropriate box below if the Form
8-K
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On March 20, 2024, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company” and, together with the Trust, “CODI”), together with Compass Group Management LLC, entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (“B. Riley”), pursuant to which CODI may sell from time to time, through B. Riley acting as sales agent and/or principal (the “Sales Agent”) up to $100 million of the Trust’s 7.250% Series A Preferred Shares (the “Series A Preferred Shares”), 7.875% Series B Preferred Shares (the “Series B Preferred Shares”), and 7.875% Series C Preferred Shares (the “Series C Preferred Shares” and together with the Series A Preferred Shares, the Series B Preferred Shares, and the Series C Preferred Shares, the “Preferred Shares”), each representing beneficial interests in the Trust.
Pursuant to the Sales Agreement, the Preferred Shares may be offered and sold through the Sales Agent in transactions that are deemed to be “at the market” offerings as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Preferred Shares may be sold by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act. Under the Sales Agreement, the Sales Agent will be entitled to compensation equal to 2.00% of the gross proceeds of the Preferred Shares it sells from time to time under the Sales Agreement. The Sales Agent will be deemed to be an underwriter within the meaning of the Securities Act. Subject to the terms and conditions of the Sales Agreement, the Sales Agent will use its commercially reasonable efforts to sell on CODI’s behalf any Preferred Shares to be offered by CODI under the Sales Agreement. CODI has no obligation to sell any of the Preferred Shares under the Sales Agreement, and CODI or the Sales Agent may at any time suspend sales of Preferred Shares under the Sales Agreement. CODI has also agreed to provide indemnification and contribution to the Sales Agent with respect to certain liabilities, including under the Securities Act.
The Preferred Shares will be issued pursuant to CODI’s Registration Statement on Form
S-3
ASR (File
No. 333-259374)
(the “Registration Statement”). CODI has filed a prospectus supplement, dated March 20, 2024, to the prospectus, dated September 7, 2021, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.
The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the Sales Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.
In connection with the filing of the Sales Agreement, CODI is filing as Exhibit 5.1 and Exhibit 5.2 to this Current Report on Form
8-K
the opinions of Richards, Layton & Finger, P.A., its Delaware counsel, and as Exhibit 8.1 to this Current Report on Form
8-K
the opinion of Squire Patton Boggs (US) LLP with respect to certain tax matters.

Item 3.03	Material Modifications to Rights of Security Holders
First Amendments to Preferred Share Designations
In connection with the Sales Agreement, on March 20, 2024 the Trust entered into amendments (collectively the “Share Designation Amendments”) to the respective Amended and Restated Share Designations of the Trust (collectively, the “Preferred Share Designations”) establishing the terms of the Preferred Shares. Each Share Designation Amendment increased the number of authorized Preferred Shares available for issuance, (i) with respect to the Series A Preferred Shares, by 500,000 shares, (ii) with respect to the Series B Preferred Shares, by 1,750,000 shares, and (iii) with respect to the Series C Shares, by 1,750,000 shares. Except as expressly modified pursuant to the Share Designation Amendments, the provisions of the Preferred Share Designations are and shall continue to be in full force and effect.

The foregoing description of the Share Designation Amendments does not purport to be complete and is qualified in its entirety by the Share Designation Amendments, copies of which are filed hereto as Exhibits 3.1, 3.2, and 3.3.
First Amendments to Trust Preferred Interest Designations
In connection with the Sales Agreement, on March 20, 2024, the Company entered into amendments (collectively, the “Trust Interest Designation Amendments”) to the respective Trust Preferred Interest Designations of the Company (collectively, the “Trust Preferred Interest Designations”) establishing the terms of the Trust Preferred Interests (the “Trust Preferred Interests”). Each Trust Interest Designation Amendment increased the number of authorized Trust Preferred Interests available for issuance, (i) with respect to the Series A Trust Preferred Interests, by 500,000 Trust Preferred Interests, (ii) with respect to the Series B Trust Preferred Interests, by 1,750,000 Trust Preferred Interests, and (iii) with respect to the Series C Trust Preferred Interests, by 1,750,000 Trust Preferred Interests. Except as expressly modified pursuant to the Trust Interest Designation Amendments, the provisions of the Trust Preferred Interest Designations are and shall continue to be in full force and effect.
The foregoing description of the Trust Interest Designation Amendments does not purport to be complete and is qualified in its entirety by the Trust Interest Designation Amendments, copies of which are filed hereto as Exhibits 3.4, 3.5, and 3.6.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The information set forth above under Item 3.03 of this Current Report on Form
8-K
is hereby incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

1.1	At Market Issuance Sales Agreement, dated March 20, 2024, among the Company, the Trust, Compass Group Management LLC, and B. Riley Securities, Inc.

3.1	First Amendment to Amended and Restated Share Designation of Compass Diversified Holdings with respect to Series A Preferred Shares.

3.2	First Amendment to Amended and Restated Share Designation of Compass Diversified Holdings with respect to Series B Preferred Shares.

3.3	First Amendment to Amended and Restated Share Designation of Compass Diversified Holdings with respect to Series C Preferred Shares.

3.4	First Amendment to Trust Interest Designation of Compass Group Diversified Holdings LLC with respect to Series A Trust Preferred Interests.

3.5	First Amendment to Trust Interest Designation of Compass Group Diversified Holdings LLC with respect to Series B Trust Preferred Interests.

3.6	First Amendment to Trust Interest Designation of Compass Group Diversified Holdings LLC with respect to Series C Trust Preferred Interests.

5.1	Legality Opinion of Richards, Layton & Finger, P.A. as to the Trust.

5.2	Legality Opinion of Richards, Layton & Finger, P.A. as to the Company.

8.1	Opinion of Squire Patton Boggs (US) LLP regarding certain tax matters.

23.1	Consent of Richards, Layton & Finger, P.A. (contained in Exhibits 5.1 and 5.2 hereto).

23.2	Consent of Squire Patton Boggs (US) LLP (contained in Exhibit 8.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, t he
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2024	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham
Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2024	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham
Ryan J. Faulkingham
Chief Financial Officer